UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SHARING SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHARING SERVICES, INC.

3820 American Drive

Suite 300

Plano, Texas 75075

Phone: (714) 203-6717

2018 Annual Meeting of Stockholders

To be held on March 1, 2018

To the Stockholders of Sharing Services, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “2018 Meeting”) of Sharing Services, Inc. (the “Company”) will be held at The Hilton Anatole Hotel, 2201 North Stemmons Fwy., Dallas, Texas 75207 on March 1, 2018, at 4:00 p.m. Central Standard Time, for the following purposes:

1.	To elect three (3) directors for a one-year term or until their successors are elected and qualified;
2.

To ratify the appointment by the Company’s Board of Directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2018; and

3.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the 2018 Meeting, management is not aware of any other such business.

Only stockholders of record at the close of business on January 19, 2018 will be entitled to notice of and to vote at the 2018 Meeting or any adjournment of the 2018 Meeting.

We cordially invite you to attend the 2018 Meeting in person. However, whether or not you plan to attend the 2018 Meeting in person, it is important that your shares are represented at the meeting. We ask that you either vote your shares or return the enclosed proxy card at your earliest convenience. If you give a proxy, you may revoke it at any time before it is used and if you vote in person at the 2018 Meeting, your proxy will automatically be revoked as to each matter on which you vote in person.

By Order of the Board of Directors
/s/ Frank A. Walters Frank A. Walters, Secretary Plano, Texas February __, 2018

SHARING SERVICES, INC.

3820 American Drive

Suite 300
Plano, Texas 75075
Phone: (714) 203-6717

2018 Annual Meeting of Stockholders
To be held on March 1, 2018

Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Sharing Services, Inc. (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2018 Annual Meeting of Stockholders (the “2018 Meeting”) to be held at The Hilton Anatole Hotel, 2201 North Stemmons Fwy., Dallas, Texas 75207 on March 1, 2018, at 4:00 p.m. Central Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

PROXY FOR HOLDERS OF CLASS B COMMON SHARES:

(1)

FOR Robert Oblon and Frank A. Walters for election to the Board of Directors;

(2)

FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2018; and

(3)

FOR in their best judgment with respect to any other matters that properly come to a vote at the 2018 Meeting.

PROXY FOR HOLDERS OF CLASS A COMMON SHARES, SERIES A PREFERRED SHARES, SERIES B PREFERRED SHARES, AND SERIES C PREFERRED SHARES:

(1)

FOR Jordan Brock for election to the Board of Directors;

(2)

FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants as the

Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2018; and

(3)

FOR in their best judgment with respect to any other matters that properly come to a vote at the 2018 Meeting.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only stockholders of record at the close of business on January 19, 2018 will be entitled to notice of or to vote at this 2018 Meeting or any adjournment of the 2018 Meeting. The approximate date of mailing for this proxy statement, proxy card, and a copy of our Annual Report on Form 10-K for the year ended April 30, 2017, is February__, 2018.

Shares Outstanding and Voting Rights

We have five (5) classes of voting stock outstanding: Common Stock, par value $0.0001 per share (“Class A Common Stock”); Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Stock”); Series B Convertible Preferred Stock,, par value $0.0001 per share (“ Series B Stock ”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Stock”).  At January 19, 2018 the following shares were issued and outstanding: Class A Common Stock: 54,860,000; Class B Common Stock: 10,000,000; Series A Stock: 85,194,540; Series B Stock: 10,000,000; and Series C Stock: 3,530,000.  Each outstanding share of Class A Common Stock entitles the holder to one (1) vote. Each outstanding share of Class B Common Stock entitles the holder to one (1) vote.  Each outstanding share of Series A Stock entitles the holder to one (1) vote.  Each outstanding share of Series B Stock entitles the holder to one thousand (1,000) votes.  Each outstanding share of Series C Stock entitles the holder to one (1) vote.  The holders of Class B Common Stock are entitled to elect a majority of the directors, in this case two (2) directors, and the holders of Class A Common Stock are entitled to elect the remainder of the directors, in this case one (1) director.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our office at 3820 American Drive, Suite 300, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of all shares of Company Stock entitled to vote can vote their shares by completing and returning the appropriate proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the 2018 Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the 2018 Meeting and not revoked will be voted at the 2018 Meeting in accordance with your instructions.

If your shares are registered directly in your name with VStock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on January 19, 2018, you can vote in person at the 2018 Meeting or you can provide a proxy to be voted at the 2018 Meeting by signing and returning the enclosed proxy card pursuant to its instructions. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

By Mail:  Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on February 28, 2018. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179.  All votes delivered by Fax must be received by the Company stock transfer agent on or before 11:59 P.M. EST on February 28, 2018.   If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Online:  Vote online at the following site:  (https://www.vstocktransfer.com).  All online votes must be received by the Company’s transfer agent on or before 11:59 P.M. (EST) on February 28, 2018.  Those voting online must use the shareholder control number shown on the proxy card.  If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail:  Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com.  All votes delivered by e-mail must be received by the Company stock transfer agent on or before 11:59 P.M. EST on February 28, 2018.   If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

If any other matters are properly presented at the 2018 Meeting for consideration, including, among other things, consideration of a motion to adjourn the 2018 Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the 2018 Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the 2018 Meeting.

Required Vote

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the 2018 Meeting shall constitute a quorum, which is required in order to transact business at the 2018 Meeting. Each Proposal in this proxy statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. If required by the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company Stock.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than thirteen members. Currently, the membership of the Board is set at three and at present consists of three members. The Company’s Bylaws give the Board the authority to establish, increase or decrease the number of directors. The nominees for election at the 2018 Meeting to the Board are Robert Oblon and Frank A. Walters (to be elected by the holders of the Company’s Class B Common Stock) and Jordan Brock (to be elected by the holders of the Company’s Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock), all of whom currently serve on the Board and all of whom have advised the Company of their willingness to serve as a member of the Board if elected. You can find information about each of the nominees below under the Section entitled “Board of Directors and Executive Officers”. There are no arrangements or understandings between the persons named as nominees for director at the 2018 Meeting and any other person pursuant to which such nominee was selected as a nominee.

If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2019, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2018 Meeting, at which a quorum is present, is required for the election of directors. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR

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PROPOSAL 2

PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

Effective on September 12, 2017, we dismissed PLS CPA, a Professional Corporation (“PLS”), as our independent auditors.  The decision to dismiss ACG was approved by the Board effective as of September 12, 2017.

No report prepared by PLS included in the Company’s financial statements for the past two (2) fiscal years or any subsequent period through September 12, 2017, contained an adverse opinion, disclaimers of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of the Company for the fiscal year ended April 30, 2017 expressed, in an explanatory paragraph, substantial doubt about the Company’s (a development stage company at the time) ability to continue as a going concern due to net losses in operating activities, a working capital deficit and an accumulated deficit.

During the Company’s two (2) most recent fiscal years and any subsequent period through September 12, 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PLS on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by PLS. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

On September 12, 2017, the Board approved the engagement of Ankit Consulting Services, Inc., Certified Public Accountants (“ACS”) as the Company’s new principal independent registered public accounting firm to audit the Company’s financial statements. Neither the Company, nor anyone on its behalf, consulted with ACS on any matters described in Item 304(a)(2) of Regulation S-K during the Company’s two (2) most recent fiscal years or any subsequent period prior to engaging ACS.

Stockholder ratification of the appointment of our independent auditors is not required by the Company’s Bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes represented at the 2018 Meeting and entitled to vote thereat. If the appointment of ACS is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ACS AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED APRIL 30, 2018.

Audit Disclosures

Services Provided	Year ended 4/30/17	Year ended 4/30/16
Audit Fees	$12,000	8,000
Audit Related Fees	10,000	-
Tax Fees	-	-
Total Fees	$22,000	8,000

Audit Fees.  Audit fees consist of fees for the audit of our Company's financial statements included in our Company's annual report and review of financial statements included in our Company's quarterly reports.

Audit Related Fees.  Audit-related fees include audit and diligence of our Company's accounting and financial reports, including consulting fees regarding Company acquisitions and divestitures.

Tax Fees.   The aggregate fees billed for the years ended April 30, 2017 and 2016 for professional services related to tax compliance, tax advice and tax planning.

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EXECUTIVE OFFICERS — BOARD OF DIRECTORS

Set forth below are the names of our Directors (“Directors”) and executive officers, their business experience during the last five years, their ages and all positions and offices that they hold with us as of the date hereof.

Name	Age	Position
Robert Oblon	51	Board Chairperson, Director, Nominee Director
Jordan Brock	36	President, Chief Executive Officer, Director, Nominee Director
Frank A. Walters	70	Chief Financial Officer, Chief Accounting Officer, Secretary, Director, Nominee Director

Biographies of Officers and Directors

Robert Oblon – Chairman of the Board

Robert Oblon, age 52, has been the visionary architect and Chief Executive Officer of Alchemist Holdings LLC and Four Oceans Holdings, Inc., which is now a wholly owned subsidiary of the Company, for the past 5 years. Throughout his career spanning more than 20 years, Mr. Oblon has been at the forefront of some of today's leading Marketing companies, such as WorldVentures, Your Success Network, and Travopoly Travel. Throughout his career, Robert’s passion has allowed him to lead both product and company initiatives that empower entrepreneurs to achieve their dreams.

Jordan Brock – President, Chief Executive Officer and Director

Jordan Brock, age 36, is a graduate of Abilene Christian University with a BA in Business Management and of Oklahoma Christian University with an MBA in eCommerce.  From 2011 to present, Mr. Brock has been Vice President of Business Development with GoodThink, Inc., a leading Positive Psychology corporate consulting firm based in Dallas, Texas, where he is responsible for strategic direction and business initiatives.

Frank A. Walters - Secretary, Treasurer, Principal Financial Officer and Director

Frank A. Walters, age 70, has more than 30 years’ experience as a CFO and COO in manufacturing, distribution, direct selling, management consulting, staffing and financial services companies.  Mr. Walters is a graduate of Illinois State University and is a Certified Public Account. From March 2012 to present, Mr. Walters has served as Chief Financial Officer of Columbia Advisory Group, a Dallas, Texas based Information Technology (IT) consulting firm.  From 2006 to 2010, Mr. Walters served as Chief Financial Officer of Worldventures, a Plano, Texas company.  From 1999 to 2012, Mr. Walters served as President of Kestral Financial, a Los Angeles, California based firm, which provided CFO and operational support for startup and emerging growth companies.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Family Relationships

There are no family relationships by and between or among the Directors or other officers. None of our Directors and officers are directors or executive officers of any company that files reports with the SEC.

Election of Directors and Officers

Directors hold office until the next succeeding annual meeting and the election/qualification of their respective successors. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of stockholders and the due election and qualification of their successor.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. The Company has no policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

The Company currently has no independent directors.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the fiscal year ended April 30, 2017 and from August 1, 2017 to present, by the unanimous written consent of its members, in the absence of formal board meetings. Holders of the Company’s securities can send communications to the Board via mail or telephone to the Secretary at the Company’s principal executive offices. The Company has not yet established a policy with respect to Board members’ attendance at the annual meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us, we believe that during the year ended April 30, 2017, all such reports were filed in a timely manner.

Code of Business Conduct and Ethics Policy

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serve in these capacities.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors. Our Board does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board. We have not adopted any procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

Not applicable, as we do not presently have an audit committee.

Director Independence

Quotations for our Common Stock are entered on the OTC Bulletin Board and OTC Markets inter-dealer quotation systems, which do not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Each of our directors acts as an executive officer or employee of the corporation.

EXECUTIVE COMPENSATION
DIRECTOR AND OFFICER COMPENSATION

Summary Compensation Table

Executive Officers

The following table sets forth information concerning the compensation for the fiscal years ended April 30, 2017 and 2016 of the principal executive officers, in addition to our two most highly compensated officers whose annual compensation exceeded $100,000.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Natthapong Thipjaroey*	2016	0	0	0	0	0	0	0	0
President	2017	0	0	0	0	0	0	0	0

Robert Oblon**	2016	0	0	0	0	0	0	0	0
Chairman of the Board	2017	0	0	0	0	0	0	0	0

Jordan Brock***	2016	0	0	0	0	0	0	0	0
President and Chief	2017	0	0	0	0	0	0	0	0
Executive Officer

Frank A. Walters****	2016	0	0	0	0	0	0	0	0
Secretary and Chief Financial Officer	2017	0	0	0	0	0	0	0	0

We did not pay any salaries in our fiscal years ended April 30, 2017 and 2016. We do not anticipate beginning to pay salaries until we have adequate funds to do so. There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officer and director other than as described herein.

*	Mr. Thipjaroey resigned as President on December 21, 2016.
**	Mr. Oblon was elected as Chairman of the Board on November 27, 2017.
***	Mr. Brock was elected as President and CEO on December 21, 2016.
****	Mr. Walters was elected as Secretary and CFO on December 21, 2016.

Outstanding Equity Awards at 2017 Fiscal Year End

There were no outstanding equity awards for the Company as of April 30, 2017.  We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

The Board of Directors of the Company has not adopted a stock option plan. The Company has no plans to adopt it but may choose to do so in the future. If such a plan is adopted, this may be administered by the board or a committee appointed by the board (the “Committee”). The Committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. Shared Services, Inc. may develop an incentive based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose.

Compensation Discussion and Analysis

Our executive officers and directors have agreed to work without remuneration until such time as we receive revenues that are sufficiently necessary to provide proper salaries to the officers and compensate the directors for participation. Our executive officers and directors have the responsibility of determining the timing of remuneration programs for key personnel based upon such factors as positive cash flow, shares sales, product sales, estimated cash expenditures, accounts receivable, accounts payable, notes payable, and a cash balances.  At this time, management cannot accurately estimate when sufficient revenues will occur to implement this compensation, or the exact amount of compensation.

Employment Agreements

There are no current employment agreements between the Company and its executive officers and directors.

2017 Director Compensation

For the year ended April 30, 2017, none of the members of our Board received compensation for his or her service as a director. We do not currently have an established policy to provide compensation to members of our Board for their services in that capacity. We intend to develop such a policy in the near future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The Company’s two largest stockholders as of January 19, 2017 maintain an approximate 98% voting control of the Company.

Alchemist Holdings, LLC

As part of the acquisition of Total Travel Media on May 23, 2017, Alchemist Holdings, LLC (“Alchemist”), which is controlled by our Chairman, Robert Oblon (who was elected to the Board of Director on November 27, 2017), received 7,500,000 shares of the Series B Convertible Preferred Stock (75% of the issued shares) and 7,500,000 shares of the Common Class B Stock (75% of the issued shares), respectively.

As part of the acquisition of Four Oceans Holdings, Inc., on September 29, 2017, Alchemist received 50,000,000 shares of the Series A Convertible Preferred Stock (66.7% of the issued shares).

On March 15, 2017, the Company entered into a Consultancy and Marketing Agreement with Alchemist to provide marketing and consulting services, tools, websites, video production and event management services.  The Agreement shall remain in effect until the completion of the services. The Agreement may be terminated by the Company, without cause and without liability by giving 14 calendar days written notice of such termination to Alchemist.  Total cost for these services were estimated to be $840,000 for twelve months from the date of the agreement. The Company paid $862,361, to Alchemist pursuant to this agreement, during the six months ended October 31, 2017. Of this amount, $724,511 was paid post-reverse acquisition (May 23, 2017) and is included in the marketing expense in the accompanying financial statements. Subsequent to October 31, 2017, approximately $75,000 was paid for services.

Bear Bull Market Dividends, Inc.

As part of the acquisition of Total Travel Media on May 23, 2017, Bear Bull Market Dividends, Inc. (“Bear Bull”) received 2,500,000 shares of the Series B Convertible Preferred Stock (25% of the issued shares) and 2,500,000 shares of the Common Class B Stock (25% of the issued shares), respectively.

As part of the acquisition of Four Oceans Holdings, Inc. on September 29, 2017, Bear Bull received 20,000,000 shares of the Series A Convertible Preferred Stock (26.7% of the issued shares).

On April 7, 2017, the Company issued a Promissory Note to Bear Bull, for $16,500, due April 6, 2018. The Note carries an annual interest rate of 12%. As of January 31, 2018, the accrued interest on the note amounted to $1,627.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of January 19, 2018 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class or Series of our voting securities, (ii) our directors, and our named executive officers.  Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

The following table sets forth, as of the date of this Form 10-K, the total number of shares owned beneficially by our officers and directors, and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. Each stockholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

Title of Class	Name and Address Beneficial Owner [1]	Amount and Nature of Beneficial Owner [2]	Percent of Class [3]

Common Class A Stock	Foshan City Shunde District Cheering Garden Tools Co., Ltd., No. 83 Hongqi Mid-Rd., Ronggui Town, Shunde District, Foshan City, Guangdong Province, China	30,020,000	54.72%

	All Officers and Directors as a Group - 3	0	0%

Common Class B Stock [4][5]	Alchemist Holdings, LLC 1415 Legacy Drive Suite 310 Frisco, TX 75034	7,500,000	75.00%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd. 17th Floor Costa Mesa, CA 92626	2,500,000	25.00%

	All Officers and Directors as a Group – 3	7,500,000	75.0%

Series A Preferred Stock[5] [6]	Alchemist Holdings LLC	50,000,000	58.69%

	Bear Bull Market Dividends, Inc.	20,000,000	23.48%

	212 Technologies, LLC 2120 S. Reserve #364 Missoula, MT 59801	5,628,750	6.61%

	Research & Referral BZ 11 Hibiscus Street Ladyville, Belize	5,000,000	5.87%

	All Officers and Directors as a Group - 3	50,000,000	58.69%

Series B Preferred Stock [5][7]	Alchemist Holdings, Inc. 1415 Legacy Drive Suite 310 Frisco, TX 75034	7,500,000	75.0%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd. 17th Floor Costa Mesa, CA 92626	2,500,000	25.0%

	All Officers and Directors as a Group – 3	7,500,000	75.0%

Series C Preferred Stock [7][8]	Jatin Patel 200 Ishwarkrupa Bungalow Opp of Raj Sarthi Sco. Indira Nagar Nashik Maharasta India	200,000	5.67%

	All Officers and Directors as a Group - 3	-0-	-0-

[1]

The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct and indirect stock holdings.

[2]

Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days.

[3]

Based upon the number of issued and outstanding shares of the various classes:

Common Class A:  53,360,000

Common Class B:  10,000,000

Series A Preferred:   6,694,540

Series B Preferred: 10,000,000

Series C Preferred:   1,780,000

[4]	Each share of Class B Common Stock shall be convertible at any time into one share of Common Stock at the option of the holder.
[5]	Robert Oblon, our Chairman, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of these shares.
[6]

For a period of ten (10) years from the date of issuance of shares of Series A Preferred Stock, the holders may elect to convert each share of Series A Preferred Stock into one share of the Company’s Common Stock.

[7]

For a period of ten (10) years from the date of issuance of shares of Series B Preferred Stock, the holders may elect to convert each share of Series B Preferred Stock into ten shares of the Company’s Common Stock.

[8]

For a period of ten (10) years from the date of issuance of shares of Series C Preferred Stock, the holders may elect to convert each share of Series C Preferred Stock into one share of the Company’s Common Stock.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Frank A. Walters:

•	Not later than November 30, 2018; or
•

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On September 11, 2017, the Company filed with the SEC an Annual Report on Form 10-K for the fiscal year ended April 30, 2017 (the “Annual Report”). We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended April 30, 2017, along with other financial information and management discussion which we urge you to read carefully.

•	You can also obtain, free of charge, an additional copy of our Annual Report by: writing to: Sharing Services, Inc. 3820 American Drive Suite 300 Plano, Texas 75075
•	telephoning us at: (714) 203-6717.

You can obtain a copy of our Annual Report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s EDGAR database at http://www.sec.gov .

Shareholder Communications

We intend to announce preliminary voting results at the 2018 Meeting, and publish final results in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the 2018 Meeting. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov .

Stockholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent — VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors
/s/ Frank A. Walters By: Frank A. Walters Title: Secretary Plano, Texas February ___, 2018

ADMISSION TICKET

2018 ANNUAL MEETING OF STOCKHOLDERS

SHARING SERVICES, INC.
3820 American Drive,

Suite 300
Plano, Texas 75075

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE:   If you plan on attending the 2018 Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the 2018 Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598

All proxies must be received by 11:59 pm (EST) on February 28, 2018.

VOTE BY FAX

Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:
Proxy Fax: (646) 536-3179.

All proxies must be received by 11:59 pm (EST) on February 28, 2018.

VOTE ONLINE (ON THE INTERNET)
Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card.  Voting will be open until 11:59 pm (EST) on February 28, 2018.

VOTE BY e-MAIL

Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:
e-mail to vote@vstocktransfer.com.

All proxies must be received by 11:59 pm (EST) on February 28, 2018.

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy

and log-on using the below control number. Voting will be open until 11:59 pm (EST) on February 28, 2018.

* SPECIMEN *

 1 MAIN STREET

ANYWHERE PA 99999-9999

                                                                                                                                   CONTROL #

                                                                                                                                   VOTE BY MAIL

                                                                                                                                    Mark, sign and date your proxy card

                                                                                                                                    and return it in the envelope we have

                                                                                                                                    provided.

                                                                                                                                    VOTE BY EMAIL

                                                                                                                                     Mark, sign and date your proxy

                                                                                                                                     card and send it to

                                                                                                                                     vote@vstocktransfer.com.

                                                                                                                                                         VOTE IN PERSON

                                                                                                                                                         If you would like to vote in person,

                                                                                                                                                         please attend the Annual Meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services, Inc.

PROXY FOR SHAREHOLDERS OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

↓           DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

(1)

Election of Directors:

[  ]  FOR ALL NOMINEES LISTED BELOW

(except as marked to the contrary below)

01 Jordan Brock

[  ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

(2)

The ratification of the appointment of Ankit Consulting Services, Inc., certified public accountants, as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2018.

[  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

Date______________________

Signature__________________________________

Signature, if held jointly______________________

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ]

SHARING SERVICES, INC.

Annual Meeting of Stockholders

March 1, 2018

SHARING SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the 2018 Annual Meeting (the “2018 Meeting”) to be held on March 1, 2018, commencing at 4:00 p.m., Central Standard Time, at The Hilton Anatole Hotel, 2201 North Stemmons Fwy, Dallas, Texas 75207, and at any or all adjournments of said meeting.  The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the 2018 Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 4:00 P.M., CENTRAL STANDARD TIME, ON THE DATE OF THE 2018 MEETING, MARCH 1, 2018, IF HAND CARRIED AND DELIVERED AT THE MEETING.  IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON FEBRUARY 28, 2018.

Please check here if you plan to attend the Annual Meeting of Stockholders on March 1, 2018 at 4:00 p.m. CST.  [_]

 (Continued and to be signed on Reverse Side)

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy

and log-on using the below control number. Voting will be open until 11:59 pm (EST) on February 28, 2018.

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

                                                                                                                                  CONTROL #

                                                                                                                                  VOTE BY MAIL

                                                                                                                                  Mark, sign and date your proxy

                                                                                                                                  card and return it in the envelope

                                                                                                                                  we have provided.

                                                                                                                                  VOTE BY EMAIL

                                                                                                                                  Mark, sign and date your proxy

                                                                                                                                  card and send it to

                                                                                                                                  vote@vstocktransfer.com.

                                                                                                                                  VOTE IN PERSON

                                                                                                                                  If you would like to vote in person,

                                                                                                                                  please attend the Annual Meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services, Inc.

PROXY FOR SHAREHOLDERS OF CLASS B COMMON STOCK

↓           DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

(1)

Election of Directors:

[  ]  FOR ALL NOMINEES LISTED BELOW

(except as marked to the contrary below)

[  ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

01  Robert Oblon

02 Frank A. Walters

(2)

The ratification of the appointment of Ankit Consulting Services, Inc., certified public accountants, as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2018.

[  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

Date__________________________

Signature_______________________________________________

Signature, if held jointly___________________________________

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ]

SHARING SERVICES, INC.

Annual Meeting of Stockholders

March 1, 2018

SHARING SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Common Stock – Class B, of the Company which the undersigned is entitled to vote at the 2018 Annual Meeting (the “2018 Meeting”) to be held on March 1, 2018, commencing at 4:00 p.m., Central Standard Time, at The Hilton Anatole Hotel, 2201 North Stemmons Fwy, Dallas, Texas 75207, and at any or all adjournments of said meeting.  The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the 2018 Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 4:00 P.M., CENTRAL STANDARD TIME, ON THE DATE OF THE 2018 MEETING, MARCH 1, 2018, IF HAND CARRIED AND DELIVERED AT THE MEETING.  IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON FEBRUARY 28, 2018.

Please check here if you plan to attend the Annual Meeting of Stockholders on March 1, 2018 at 4:00 p.m. CST.  [__]

(Continued and to be signed on Reverse Side)